EXHIBIT 24

POWER OF ATTORNEY

         Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints JOHN R. SIMON, BRIAN M. WONG, MARY BIANCHINI, J. ELLEN CONTI, JENNY KAN, and GABRIEL BRIGGS, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2025 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have signed these presents this 11th day of February 2026.

/s/ RAJAT BAHRI	/s/ W. CRAIG FUGATE
Rajat Bahri	W. Craig Fugate

/s/ CHERYL F. CAMPBELL	/s/ ARNO L. HARRIS
Cheryl F. Campbell	Arno L. Harris

/s/ EDWARD G. CANNIZZARO	/s/ CARLOS M. HERNANDEZ
Edward G. Cannizzaro	Carlos M. Hernandez

/s/ KERRY W. COOPER	/s/ JOHN O. LARSEN
Kerry W. Cooper	John O. Larsen

/s/ LEO P. DENAULT	/s/ PATRICIA K. POPPE
Leo P. Denault	Patricia K. Poppe

/s/ JESSICA L. DENECOUR	/s/ WILLIAM L. SMITH
Jessica L. Denecour	William L. Smith

/s/ MARK E. FERGUSON III	/s/ BENJAMIN F. WILSON
Mark E. Ferguson III	Benjamin F. Wilson

POWER OF ATTORNEY

         Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints JOHN R. SIMON, BRIAN M. WONG, MARY BIANCHINI, J. ELLEN CONTI, JENNY KAN, and GABRIEL BRIGGS, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2025 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have signed these presents this 11th day of February 2026.

/s/ RAJAT BAHRI	/s/ ARNO L. HARRIS
Rajat Bahri	Arno L. Harris

/s/ CHERYL F. CAMPBELL	/s/ CARLOS M. HERNANDEZ
Cheryl F. Campbell	Carlos M. Hernandez

/s/ EDWARD G. CANNIZZARO	/s/ JOHN O. LARSEN
Edward G. Cannizzaro	John O. Larsen

/s/ KERRY W. COOPER	/s/ PATRICIA K. POPPE
Kerry W. Cooper	Patricia K. Poppe

/s/ LEO P. DENAULT	/s/ WILLIAM L. SMITH
Leo P. Denault	William L. Smith

/s/ JESSICA L. DENECOUR	/s/ BENJAMIN F. WILSON
Jessica L. Denecour	Benjamin F. Wilson

/s/ MARK E. FERGUSON III	/s/ SUMEET SINGH
Mark E. Ferguson III	Sumeet Singh

/s/ W. CRAIG FUGATE
W. Craig Fugate